EXHIBIT 23.2

                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                     CERTIFIED PUBLIC ACCOUNTANTS Letterhead



                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement of FAR EAST VENTURES, INC. on Form S-8 for our report relating to the financial statements of FAR EAST VENTURES, INC. dated December 31, 1999.



                                  /s/ Merdinger, Fruchter, Rosen & Corso, P.C.
                                      Certified Public Accountants


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